Financing Transactions	12 Months Ended
Dec. 31, 2014
Equity [Abstract]
Financing Transactions
5.	Financing Transactions

During the years ended December 31, 2014, 2013, and 2012, the Company’s publicly traded subsidiaries, Teekay Tankers, Teekay Offshore and Teekay LNG, completed the following public offerings and equity placements:

	Total Proceeds Received $	Less: Teekay Corporation Portion $(1)	Offering Expenses $	Net Proceeds Received $
2014
Teekay Offshore Continuous Offering Program	7,784	(156)	(153)	7,475
Teekay Offshore Direct Equity Placement	178,569	(3,571)	(75)	174,923
Teekay LNG Public Offering	140,784	(2,816)	(299)	137,669
Teekay LNG Continuous Offering Program	42,556	(851)	(901)	40,804
Teekay Tankers Public Offering	116,000	(20,000)	(4,810)	91,190
2013
Teekay Offshore Direct Equity Placements	115,688	(2,314)	(188)	113,186
Teekay Offshore Preferred Units Offering	150,000	—	(5,200)	144,800
Teekay Offshore Continuous Offering Program	2,819	(59)	(449)	2,311
Teekay LNG Continuous Offering Program	5,383	(107)	(457)	4,819
Teekay LNG Direct Equity Placement	40,816	(816)	(40)	39,960
Teekay LNG Public Offering	150,040	(3,001)	(5,222)	141,817
2012
Teekay Offshore Public Offerings	219,474	(4,389)	(8,164)	206,921
Teekay Offshore Direct Equity Placement	45,919	(919)	—	45,000
Teekay Tankers Public Offerings	69,000	—	(3,229)	65,771
Teekay LNG Public Offering	189,243	(3,784)	(6,927)	178,532

(1)	Consists of the portion Teekay subscribed for in the public offering or equity placement.

In April 2013, the Voyageur Spirit FPSO unit began production and on May 2, 2013, Teekay completed the acquisition of the Voyageur Spirit FPSO unit and, immediately thereafter, Teekay Offshore acquired the unit from Teekay for an original purchase price of $540.0 million (see Note 3(f)). Teekay Offshore financed the acquisition with the assumption of the $230.0 million debt facility secured by the unit, $253.0 million in cash and a $44.3 million equity private placement of common units to Teekay (including the general partner’s 2% proportionate capital contribution), which had a value of $40.0 million at the time Teekay offered to sell the FPSO unit to Teekay Offshore. Upon completion of the private placement to Teekay, Teekay Offshore had 83.6 million common units outstanding.

In August 2014, Teekay Tankers purchased from Teekay a 50% interest in Teekay Tanker Operations Ltd. (TTOL), which owns conventional tanker commercial management and technical management operations, including the direct ownership in three commercially managed tanker pools, for an aggregate price of approximately $23.5 million, including net working capital. As consideration for this acquisition, Teekay Tankers issued to Teekay 4.2 million Class B common shares. The 4.2 million Class B common shares had an approximate aggregate value of $15.6 million, or $3.70 per share, when the purchase price was agreed to between the parties and an aggregate value of $17.0 million, or $4.03 per share, on the acquisition closing date. The purchase price, for accounting purposes, is based upon the value of the Class B common shares on the acquisition closing date. In addition, Teekay Tankers reimbursed Teekay for $6.5 million of working capital it assumed from Teekay in connection with the purchase. The book value of the assets acquired, including working capital, was $16.9 million on the date of acquisition. Upon completion of the purchase from Teekay, Teekay Tankers had 87.8 million common shares outstanding.

As a result of the public offerings and equity placements of Teekay Tankers, Teekay Offshore and Teekay LNG, the Company recorded increases to retained earnings of $68.4 million (2014), $36.7 million (2013) and $88.7 million (2012). These amounts represent Teekay’s dilution gains from the issuance of units and shares by these consolidated subsidiaries.